Loan Payable/Related Party	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Debt [Line Items]
Loan Payable/Related Party	Loan Payable/Related Party
In July 2012, the ESOP entered into a $10,580,000 term loan agreement with the Company. The proceeds of the loan were used to purchase 1,058,000 shares of the Company's common stock. Unallocated shares are collateral for the loan. The agreement provides for the loan to be repaid in annual payments of $667,385 of principal and interest at 2.30% over 20 years. Dividends paid on unallocated Company shares were used to reduce the principal payment by $204,256 for the year ended December 31, 2025.
The scheduled amortization of the loan for the next five years and thereafter is as follows:

2026	$574,483
2027	587,880
2028	601,409
2029	615,613
2030	629,969
Thereafter	974,517
Total	$3,983,871